UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2019

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 State Street, 9th Floor Boston, MA (Address of principal executive offices)		02109 (Zip Code)

Registrant’s telephone number, including area code: 857-246-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01: Regulation FD Disclosure.

On July 26, 2019, the European Respiratory Society announced its acceptance of a late-breaking presentation of Pieris Pharmaceutical, Inc.’s (the “Company’s”) phase 1 multiple ascending dose study of PRS-060, entitled Multiple ascending dose study of an inhaled IL-4Ra antagonist, AZD1402/PRS-060, in mild asthmatics demonstrates robust FeNO reduction and a promising clinical profile for the treatment of asthma, which will take place at the 2019 European Respiratory Society International Congress on October 1, 2019.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing. except as shall be expressly set forth by specific reference in such filing.
Cautionary and Forward-Looking Statement
Certain statements in this Form 8-K, including the title of the upcoming presentation at the European Respiratory Society International Congress, are “forward-looking statements”. The statements in this Form 8-K are subject to risks and uncertainties, any one or more of which, including those risk factors set forth in the Company’s public filings (including those set forth under the section heading “Risks Related to the Discovery and Development of our Drug Candidates”), could cause actual results to differ materially from those described in such statements. The statements in this Form 8-K are based on management’s current information and expectations. Actual events or results, including the full presentation expected to occur at the European Respiratory Society International Congress and the results or timing of any future PRS-060 study, may differ materially from those contained in these statements. The Company cannot guarantee that it actually will achieve the results, plans, intentions, expectations or guidance disclosed in these statements. Such statements only speak as of the date of this Current Report on Form 8-K, and the Company disclaims any obligation to update information contained in these statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: July 29, 2019	/s/ Allan Reine
Allan Reine
Chief Financial Officer